                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the  Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14A-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                           MACC PRIVATE EQUITIES INC.
                (Name of Registrant as Specified In Its Charter)

             _______________________________________________________
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
|_|      No fee required
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)       Title  of  each  class  of  securities  to  which  transaction applies:_____________________________________________________.
         2)       Aggregate number of securities to which transaction applies:__
                  __________________________________.
         3)       Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):______________________________________________
                  __________________________________.
         4)       Proposed maximum aggregate value of transaction:______________
                  __________________________________.
         5)       Total fee paid:___________________.

|_|      Fee paid previously with preliminary materials

|_|      Check box if any part of the  fee is offset as provided by Exchange Act
         Rule  0-11(a)(2)  and  identify the filing for which the offsetting fee was paid  previously.  Identify  the  previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid: .
         2)       Form, Schedule or Registration Statement No.:________________.
         3)       Filing Party:_____________________.
         4)       Date Filed:_______________________.

                                January 23, 2006

To the Shareholders of MACC Private Equities Inc.:

     The  Annual  Meeting of  Shareholders  of our  Corporation  will be held on
February 28, 2006, at 10:00 a.m.  Central  Standard Time at the Grand Hyatt DFW,
2337 South International Parkway, DFW Airport, Texas 75261.

     A Notice of the meeting, a Proxy and Proxy Statement containing information about  matters to be acted upon are  enclosed.  In  addition,  the MACC  Private
Equities  Inc.  Annual  Report for the Fiscal Year ended  September 30, 2005, is enclosed  and  provides  information  regarding  the  financial  results  of the
Corporation  for the year.  Holders of Common  Stock are entitled to vote at the
Annual  Meeting on the basis of one vote for each share held.  If you attend the
Annual  Meeting in February,  you retain the right to vote in person even though you previously mailed the enclosed Proxy.

     It is important that your shares be  represented at the meeting  whether or not you are  personally in  attendance,  and I urge you to review  carefully the
Proxy  Statement and sign,  date and return the enclosed  Proxy at your earliest convenience.  I look forward to meeting you and, together with our Directors and
Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.
Very truly yours,

Geoffrey T. Woolley Chairman of the Board

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 28, 2006

To the Shareholders of MACC Private Equities Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the  Shareholders of MACC
Private Equities Inc., a Delaware corporation (the "Corporation"),  will be held on February 28, 2006,  at 10:00 a.m.  Central  Standard  Time at the Grand Hyatt
DFW,  2337 South  International  Parkway,  DFW  Airport,  Texas  75261,  for the
following purposes:

     1. To elect five  directors  to serve  until the 2007  Annual  Shareholders
Meeting or until their respective successors shall be elected and qualified;

     2. To ratify the  appointment  of KPMG LLP as  independent  auditors of the
Corporation for fiscal year 2006; and

     3. To transact such other  business as may properly come before the meeting and any adjournment thereof.

     Only holders of Common Stock of the  Corporation  of record at the close of business on January 13, 2006, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.
By Order of the Board of Directors

David R. Schroder, Secretary

     Your  Officers and  Directors  desire that all  shareholders  be present or represented at the Annual Meeting.  Even if you plan to attend in person, please date,  sign  and  return  the  enclosed  proxy in the  enclosed  postage-prepaid envelope at your earliest  convenience so that your shares may be voted.  If you do attend the meeting in February,  you retain the right to vote even though you mailed the enclosed proxy.  The proxy must be signed by each  registered  holder exactly as the stock is registered.

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 28, 2006

     This Proxy  Statement is furnished in connection  with the  solicitation by the Board of  Directors of MACC Private  Equities  Inc., a Delaware  corporation
(the  "Corporation"),   of  proxies  to  be  voted  at  the  Annual  Meeting  of
Shareholders  to be held on February 28, 2006, or any  adjournment  thereof (the
"2006 Annual Meeting").  The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to  shareholders  of the Corporation is on or about January 23, 2006.

                             PURPOSES OF THE MEETING

     The 2006 Annual Meeting is to be held for the purposes of:

     (1) electing five persons to serve as Directors of the Corporation to serve until the 2007 Annual Shareholders Meeting or until their respective  successors shall be elected and qualified;

     (2)  ratifying  the  appointment  by the Board of  Directors of KPMG LLP as independent auditors of the Corporation for fiscal year 2006; and

     (3) transacting such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors  unanimously  recommends that the shareholders  vote
FOR the election as Directors of the persons named under  ELECTION OF DIRECTORS, and FOR the ratification of the appointment of KPMG LLP as independent auditors.

                              VOTING AT THE MEETING

     The record date for holders of Common  Stock  entitled to notice of, and to vote at, the 2006  Annual  Meeting is the close of  business on January 13, 2006
(the "Record Date").  As of the Record Date, the Corporation had outstanding and entitled to vote at the 2006 Annual Meeting 2,464,621 shares of Common Stock.

     The  presence,  in person or by proxy,  of the holders of a majority of the shares of Common  Stock  outstanding  and  entitled  to vote at the 2006  Annual
Meeting is necessary  to  constitute  a quorum.  Abstentions  and shares held by brokers,  banks, other institutions and nominees that are voted on any matter at the 2006 Annual Meeting are included in determining the presence of a quorum for the  transaction of business at the  commencement of the 2006 Annual Meeting and on those  matters for which the broker,  nominee or fiduciary  has  authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy,  for each share of Common  Stock  held in the  shareholder's name at the close of business on the record date.

     To be elected a Director,  each nominee  under  PROPOSAL 1 must receive the favorable  vote of the  holders of a  plurality  of the  shares of Common  Stock entitled to vote and represented at the 2006 Annual Meeting.

     In order to ratify the appointment of KPMG LLP as independent  auditors for the Corporation for the fiscal year ending  September 30, 2006 under PROPOSAL 2, this proposal must receive the favorable  vote of a majority of the  outstanding shares of Common Stock entitled to vote at the 2006 Annual Meeting.

     Each proxy delivered to the Corporation,  unless the shareholder  otherwise specifies therein, will be voted:

     >>   FOR the election as Directors of the persons  named under  ELECTION OF
          DIRECTORS--NOMINEES, and

     >>   FOR the  ratification  of the appointment by the Board of Directors of
          KPMG LLP as independent auditors.

     In each case where the  shareholder  has  appropriately  specified  how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting,  a vote may be cast pursuant to the  accompanying  proxy in accordance with the judgment of the  person  or  persons  voting  the same,  but  neither  the  Corporation's management  nor the  Board  of  Directors  knows  of any such  other  matter  or business.  Any shareholder has the power to revoke his proxy at any time insofar as it is  then  not  exercised  by  giving  notice  of such  revocation,  either personally at the meeting or in writing,  to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     All Director  nominees  elected at the 2006 Annual Meeting will serve until the 2007 Annual Meeting of  shareholders  or until their  respective  successors shall be elected and qualified.  The persons named in the  accompanying  form of proxy intend to vote such proxy for the election of the nominees  named below as
Directors  of the  Corporation  to  serve  until  the  next  Annual  Meeting  of
shareholders  or  until  their  respective   successors  shall  be  elected  and
qualified,  unless  otherwise  properly  indicated on such proxy. If any nominee shall become  unavailable for any reason,  the persons named in the accompanying form of proxy are  expected to consult with the Board of Directors in voting the shares  represented by them at the 2006 Annual  Meeting.  The Board of Directors has no reason to doubt the  availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

     At their  December 16, 2005  meeting,  the Board  approved  revision of the
Corporation's  Amended and Restated Bylaws to provide that the Corporation  will have five  directors  beginning  with the 2006 Annual  Meeting.  Therefore,  the shareholders will only elect five directors at the 2006 Annual Meeting,  and Mr.
Paul Bass and Mr.  Martin  Walton will not seek  re-election  at the 2006 Annual
Meeting.  The  Corporation's  Amended  and  Restated  Bylaws  will  take  effect following the 2006 Annual Meeting.

     Proxies may not be voted for more than the five Director nominees set forth below. To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality  of the shares of Common  Stock  entitled to vote and represented at the 2006 Annual  Meeting.  The names of the nominees,  along with certain information concerning them, are set forth below.

Nominees

     In the chart below,  "Interested  Directors" indicate those persons who are
"interested  persons,"  as that  term is  defined  in  Section  2(a)(19)  of the
Investment  Company  Act,  of the  Corporation,  as  affiliated  persons  of the
Corporation. In contrast,  "Independent Directors" are not "interested persons."
The address for all Director  nominees is 101 Second Street SE, Suite 800, Cedar
Rapids,  Iowa 52401. All Director nominees also serve as Directors of MorAmerica
Capital Corporation ("MorAmerica"), the Corporation's wholly-owned subsidiary.

                              Interested Directors

                                                                                            Number of
                                                                                            Portfolios
      Name        Position(s)    Term of                                                     in Fund        Other
    and Age        Held with   Office and              Principal Occupation(s)               Complex     Directorships
                      the       Length of                During Past 5 Years               Overseen by     Held by
                  Corporation  Time Served                                                 Nominee (1)   Nominee (2)

Benjamin          Director     Since        President, Strategic Planning Group, Charoen       One           None
Jiaravanon,                    February,    Pokphand Indonesia (agribusiness
35 (3)                         2004         conglomerate with sales in excess of $1.5
                                            billion), since 2002; Associate, Direct
                                            Investments Group, Merrill Lynch, 1996 -
                                            2002.  Mr. Jiaravanon received his Bachelor
                                            of Science degree in industrial management
                                            from Carnegie Mellon University.

Goeffrey T.       Director     Director     Executive Chairman, European Venture               One           None
Woolley,          and          since        Partners (founded in 1997 by Mr. Woolley to
46 (4)            Chairman     2003,        introduce "venture leasing," an asset-backed
                  of the       elected      debt instrument with equity participation to
                  Board        Chairman     the European and Israeli markets); director,
                               April, 2004  Dominion Ventures, Inc.; director, BH
                                            Thermal Corp.; director, University
                                            Opportunity Fund; director, Utah Capital
                                            Investment Corporation; Chairman of the
                                            board: MorAmerica, Hild Assets, Ltd. and
                                            Unitus Equity Fund. Mr. Woolley holds an
                                            M.B.A. from the University of Utah and a
                                            B.S. in Business Management with a Minor in
                                            Economics from Brigham Young University.

(1) As the Corporation  conducts all of its investments through MorAmerica,  the
Corporation  and  MorAmerica  are deemed one "fund."
(2) "Other Directorships" indicate other U.S. publicly-traded companies.
(3) To the extent that Bridgewater  International Group, LLC ("Bridgewater") may
be deemed to be in  control  of the  Corporation  as a result of its  beneficial ownership of the Corporation's Common Stock, Mr. Jiaravanon, as the sole manager of Bridgewater,  may be an "interested person" of the Corporation,  as that term is defined in Section 2(a)(19) of the Investment Company Act.
(4) Mr.  Woolley,  as a former  Voting  Managing  Director  of Atlas  Management
Partners,  LLC, the Company's former investment  adviser,  may be an "interested person" of the  Corporation,  as that term is defined in Section 2(a)(19) of the
Investment Company Act.

                              Independent Directors

                              Term of                                                       Number of
                              Office                                                        Portfolios
     Name        Position(s)    and                                                          in Fund        Other
    and Age       Held with   Length of               Principal Occupation(s)                Complex     Directorships
                     the        Time                    During Past 5 Years                Overseen by     Held by
                 Corporation   Served                                                       Nominee (1)   Nominee (2)

Gordon J.        Director     Since 2000  CFO and Executive Vice President, Roth Capital       One           None
Roth,                                     Partners, LLC (independent investment banking
51                                        firm specializing in small-cap companies),
                                          2000-present; Chairman, Roth & Company, P.C.
                                          (public accounting firm located in Des Moines,
                                          Iowa), 1990-2000. Prior to that, Mr. Roth was
                                          a partner at Deloitte & Touche, a public
                                          accounting firm, in Des Moines.

Jasja            Director     Since       Director of Business Development, Avon               One           None
Kotterman,                    February,   Products, 2004-present; Vice President,
36                            2004        Strategic Planning and Business Development
                                          for Primedia Inc. (diversified media company),
                                          2003-2004; Managing Director, Primedia
                                          International (the international development
                                          group for Primedia), 2000-2003.  Ms. Kotterman
                                          holds an M.B.A. from the Wharton School, an
                                          M.A. in International Studies from the
                                          University of Pennsylvania, and is a graduate
                                          of Cambridge University in England, where she
                                          received an M.A. in Genetics and an M.Phil. in
                                          International Development.

Michael W.       Director     Since 1994  Director, MorAmerica since 1994; C.E.O. (since       One           None
Dunn,                                     1980), President and Director (since 1983),
56                                        Farmers & Merchants Savings Bank of
                                          Manchester, Iowa; Vice President and Director,
                                          Security Savings Bank of Eagle Grove, Iowa;
                                          President and CEO, Dunn Investment Co. (bank
                                          holding company).

(1) As the Corporation  conducts all of its investments through MorAmerica,  the
Corporation  and  MorAmerica  are deemed one "fund."
(2) "Other Directorships" indicate other U.S. publicly-traded companies.

Corporation Stock Ownership of Director Nominees

     The following table  represents,  as of December 30, 2005, the dollar range value of equity securities  beneficially  owned (as that term is defined in Rule
16a-1(a)(2) of the Exchange Act) by each nominee for Director of the Corporation pursuant to this PROPOSAL 1. In the table, "Interested Directors" indicate those persons  who are  "interested  persons,"  as that  term is  defined  in  Section
2(a)(19) of the  Investment  Company  Act,  of the  Corporation,  as  affiliated persons  of the  Corporation.  In  contrast,  "Independent  Directors"  are  not
"interested persons."

                                                                                      AGGREGATE DOLLAR RANGE†
             NAME OF INDEPENDENT                    DOLLAR RANGE                    OF EQUITY SECURITIES IN ALL
                  DIRECTOR                      OF EQUITY SECURITIES                  FUNDS IN CORPORATION
                   NOMINEE                       IN THE CORPORATION                          COMPLEX

Michael W. Dunn                                  $50,001 - $100,000                     $50,001 - $100,000

Gordon J. Roth                                    $10,001 - $50,000                     $10,001 - $50,000

Jasja Kotterman                                     $1 - $10,000                           $1 - $10,000

                                                                                      AGGREGATE DOLLAR RANGE†
             NAME OF INTERESTED                    DOLLAR RANGE                    OF EQUITY SECURITIES IN ALL
                  DIRECTOR                      OF EQUITY SECURITIES                  FUNDS IN CORPORATION
                   NOMINEE                       IN THE CORPORATION                          COMPLEX

Geoffrey T. Woolley                                 Over $100,000                         Over $100,000

Benjamin Jiaravanon                                 Over $100,000                         Over $100,000

------------------------------------
† There are no other funds in the Corporation's complex.

Director Nominee Interests in Affiliates of the Corporation

     Mr. Woolley,  a Director nominee and Chairman of the boards of directors of both the Corporation and of MorAmerica,  was formerly a Voting Managing Director of Atlas  Management  Partners,  LLC  ("Atlas").  Atlas served as the investment adviser to the  Corporation  and to MorAmerica  from March 1, 2004 through April
29, 2005 pursuant to  Investment  Advisory  Agreements  dated March 1, 2004 (the
"Atlas MACC Advisory Agreement" and the "Atlas MorAmerica Advisory  Agreement").
Mr. Woolley no longer holds any interests in Atlas.

     The Atlas  MACC  Advisory  Agreement  provided  that Atlas was to receive a management  fee equal to an annual rate of 2.5% of the Assets  Under  Management
(as  defined in the Atlas MACC  Advisory  Agreement),  payable  in  arrears.  In addition to the annual  management  fee of 2.5% of the Assets Under  Management,
Atlas was to receive an incentive fee (the "Atlas  Incentive  fee") in an amount equal to 20.0% of the  Corporation's  net capital gains (as defined in the Atlas
MACC Advisory  Agreement),  before taxes.  Total management fees under the Atlas
MACC Advisory  Agreement amounted to $395 for the year ended September 30, 2005.
There were no Atlas Incentive fees accrued or paid under the Atlas MACC Advisory
Agreement in 2005.

     The Atlas MorAmerica  Advisory Agreement provided that Atlas was to receive a management fee equal to an annual rate of 2.5% of the Assets Under  Management
(as defined in the Atlas MorAmerica Advisory Agreement),  payable in arrears. In addition to the annual  management  fee of 2.5% of the Assets Under  Management,
Atlas was to receive an incentive fee (the "Atlas MorAmerica  Incentive fee") in an amount equal to 20.0% of  MorAmerica's  net capital  gains (as defined in the
Atlas MorAmerica Advisory Agreement),  before taxes. Total management fees under the Atlas MorAmerica  Advisory Agreement amounted to $458,858 for the year ended
September 30, 2005.  There were no Atlas  MorAmerica  Incentive  fees accrued or paid under the Atlas MorAmerica Advisory Agreement in 2005.

     As previously  reported,  Mr. Woolley  entered into an Amended and Restated
Convertible  Note and Security  Agreement with the Corporation on July 20, 2005, pursuant to which Mr. Woolley  subsequently  elected to convert all debt owed by the Corporation to Mr. Woolley into 135,366 shares of the  Corporation's  Common
Stock.

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT THE SHAREHOLDERS  VOTE
FOR  THE  ELECTION  AS  DIRECTORS  OF  THE  PERSONS  NAMED  UNDER  "ELECTION  OF
DIRECTORS--NOMINEES" TO THEIR RESPECTIVE TERMS.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     As  recommended  by the  Audit  Committee  of the  Corporation's  Board  of
Directors,  on December 16,  2005,  a majority of those  members of the Board of
Directors of the Corporation who are not "interested persons" of the Corporation
(as defined in Section 2(a)(19) of the Investment Company Act) voted in favor of the appointment of KPMG LLP to serve as the Corporation's  independent  auditors for the fiscal year ending September 30, 2006.

     The  appointment  of  KPMG  LLP  as  independent  auditors  is  subject  to ratification by the  shareholders.  If the shareholders  ratify the selection of
KPMG LLP as the  Corporation's  auditors,  they will also  serve as  independent auditors for MorAmerica.  A representative of KPMG LLP is expected to be present at the 2006 Annual Meeting with an opportunity to make a statement,  and will be available to respond to appropriate questions.

     In order to ratify the appointment of KPMG LLP as independent  auditors for the Corporation for the fiscal year ending September 30, 2006, the proposal must receive  the  favorable  vote of a majority  of the shares  entitled to vote and represented at the 2006 Annual Meeting.

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT THE SHAREHOLDERS  VOTE
FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.

                                 OTHER BUSINESS

     The Board of  Directors  knows of no other  business  to be  presented  for action at the 2006 Annual Meeting. If any matters do come before the 2006 Annual
Meeting on which action can properly be taken,  it is intended  that the proxies shall vote in accordance  with the judgment of the person or persons  exercising the authority conferred by the proxy at the 2006 Annual Meeting.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section  16(a) of the Exchange  Act,  officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's
Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the SEC.  Based solely upon a review of copies of these reports sent to the
Secretary of the  Corporation  and/or  written  representations  from  reporting persons  that no Form 5 was  required  to be filed with  respect to Fiscal  Year
2005, the  Corporation  believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the Securities and Exchange Commission ("SEC").

     Common Stock Ownership

     As  of  December  30,  2005,   there  were  2,464,621   shares  issued  and
outstanding.  The following table sets forth certain  information as of December
30, 2005,  with respect to the Common Stock  ownership  of: (i) those persons or groups (as that term is used in Section  13(d)(3) of the Securities and Exchange
Act of 1934, as amended (the "Exchange Act") who  beneficially  own more than 5%
of the  Common  Stock,  (ii) each  Director  and  nominee  for  Director  of the
Corporation, and (iii) all Officers and Directors of the Corporation,  eleven in number,  as a group.  Unless  otherwise  provided,  the  address of those in the following table is 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401.

             Name and Address of                       Amount and Nature               Percent of Class of
               Beneficial Owner                     Of Beneficial Ownership            Voting Common Stock

Atlas Management Partners, LLC(1)                       804, 689 Shares                       32.65%
One South Main Street, Suite 1660, Salt Lake
City, Utah 84133

Bridgewater International Group, LLC(1)                  804,689 Shares                       32.65%
10500 South 1300 West, South Jordan, Utah
84095

Timothy A. Bridgewater(1)                                809,689 Shares                       32.85%
10500 South 1300 West
South Jordan, Utah 84095

Jasja Kotterman                                           1,000 Shares                         .04%

Michael W. Dunn                                          32,984 Shares                        1.34%

Benjamin Jiaravanon(2)                                   804,689 Shares                       32.65%
Ancol Barat, J1 Ancol VIII, No.1
Jakarta 14430 Indonesia

Gordon J. Roth                                            5,151 Shares                        0.21%

David R. Schroder(3)                                     77,416 Shares                        3.32%

Kevin F. Mullane(3)                                      11,264 Shares                        0.48%

Robert A. Comey(3)                                       57,019 Shares                         2.4%

Martin C. Walton                                            0 Shares                          0.00%

Paul M. Bass                                             37,000 Shares                        1.50%

Michael Reynoldson(3)                                       0 Shares                          0.00%

Geoffrey T. Woolley(4)                                   151,314 Shares                       6.14%

    All Officers and Directors as a Group               1,182,837 Shares                       48%

------------------------------------

     (1) Information with respect to Atlas Management  Partners,  LLC ("Atlas"),
Bridgewater  International  Group, LLC ("BIG") and Mr. Bridgewater is based upon
Amendment No. 4 to Schedule 13D, dated April 30, 2005,  filed by Atlas,  BIG and others with the SEC in which Atlas  disclosed that its has sole power to vote or to direct the vote and shared power to dispose or to direct the  disposition  of
804,689 shares of the Company's Common Stock previously  acquired by BIG under a
Shareholder  and  Voting  Agreement  entered  into  between  Atlas  and BIG (the
"Shareholder  Agreement").  Pursuant to the Shareholder  Agreement,  BIG retains beneficial  ownership and dispositive  power of the 804,689 shares.  As a voting
Managing  Director of Atlas, Mr.  Bridgewater has shared control over the voting power held by Atlas of 804,689  shares,  subject  to  Atlas's  rights  under the
Shareholder  Agreement.  Mr.  Bridgewater also individually owns 5,000 shares of stock.

     (2) Information with respect to Mr.  Jiaravanon is based upon Amendment No.
4 to Schedule 13D, dated April 30, 2005, filed by Atlas, BIG and others with the
SEC. As the sole  manager of BIG,  Mr.  Jiaravanon  has shared  control over the voting power of Atlas on the 804,689 shares of the Company's  Common Stock Atlas jointly controls with BIG pursuant to the Shareholder  Agreement.  To the extent that BIG may be  deemed  to be in  control  of the  Corporation  as a result  of beneficial ownership of the Company's Common Stock, Mr. Jiaravanon,  as the sole manager of BIG, may be an  "interested  person" of the Company,  as that term is defined in Section 2(a)(19) of the Investment Company Act.

     (3) As  principals,  officers  and  directors of  InvestAmerica  Investment
Advisors, Inc. ("InvestAmerica"), the investment advisor for the Corporation and
MorAmerica,  Messrs.  Schroder,  Mullane,  Comey and Reynoldson are  "interested persons" of the Corporation,  as that term is defined in Section 2(a)(19) of the
Investment Company Act.

     (4) As a former Voting Managing  Director of Atlas,  the former  investment advisor  for the  Corporation  and  MorAmerica,  Mr.  Woolley is an  "interested person" of the  Corporation,  as that term is defined in Section 2(a)(19) of the
Investment  Company Act. As of April 30, 2005, Mr. Woolley is no longer a Voting
Managing Director of Atlas.

Investment Adviser & Certain Business Relationships

     InvestAmerica is the investment  advisor to the Corporation  pursuant to an
Investment  Advisory  Agreement between the Corporation and InvestAmerica  dated
July 21, 2005 (the "MACC Advisory  Agreement").  The address of InvestAmerica is
101 Second  Street S.E.,  Suite 800,  Cedar Rapids IA 52401.  The MACC  Advisory
Agreement  provides that  InvestAmerica  is entitled to receive a management fee equal to an annual rate of 1.5% of the Assets  Under  Management  (as defined in the MACC Advisory  Agreement),  payable  monthly in arrears.  In addition to the annual management fee of 1.5% of the Assets Under  Management,  InvestAmerica is
entitled to receive an incentive fee (the "Incentive fee") in an amount equal to
13.4% of the Corporation's  realized capital gains in excess of realized capital losses of the Corporation  after allowance for any unrealized  capital losses on the portfolio  investments of the Corporation.  The Incentive fee is calculated, accrued, and paid on a quarterly basis, subject to adjustment at the end of each fiscal year. Total management fees under the MACC Advisory Agreement amounted to
$241 for the year ended September 30, 2005. There were no Incentive fees accrued or paid under the MACC Advisory Agreement in 2005.

     MorAmerica has a separate  investment  advisory  agreement (the "MorAmerica
Advisory  Agreement") with  InvestAmerica  dated July 21, 2005.  MorAmerica pays
InvestAmerica,  monthly in arrears, a management fee equal to the lesser of 1.5%
per annum of the (i) Combined  Capital (as defined under the SBA Regulations) or
(ii) Assets Under Management (as defined in the MorAmerica  Advisory  Agreement.
These  fees  are not  based  upon any of the  Corporation's  assets  managed  by
InvestAmerica  under the MACC Advisory  Agreement.  In addition,  the MorAmerica
Advisory  Agreement provides that MorAmerica will pay InvestAmerica an incentive fee in an amount  equal to 13.4% of the net capital  gains,  before  taxes.  Net capital gains, as defined in the MorAmerica Advisory  Agreement,  are calculated as gross realized gains,  minus the sum of capital  losses,  less any unrealized
depreciation,    including   reversals   of   previously   recorded   unrealized
depreciation,  recorded  during the year,  and net  investment  losses,  if any.
Capital losses and realized capital gains are not cumulative under the incentive fee  computation.  Payments for incentive  fees resulting from noncash gains are deferred  until the assets are sold.  Total  management

fees (net of management  fees waived) under the  MorAmerica  Advisory  Agreement amounted to $241,517  for the year ended  September  30,  2005.  Incentive  fees earned  and paid for the year ended  September  30,  2005  under the  MorAmerica
Advisory Agreement amounted to $566,426 and $16,577,  respectively.  Included in the  incentive  fees earned of $566,426 are  approximately  $94,882 of incentive fees related to noncash gains which are being deferred.

     As a condition to the SBA's approval of the MorAmerica  Advisory Agreement, the SBA has required that MorAmerica enter into a subordination  agreement among it, the SBA and InvestAmerica  (the  "Subordination  Agreement")  providing that
MorAmerica's payment to InvestAmerica, and InvestAmerica's receipt of, incentive fees under the MorAmerica  Advisory  Agreement be  subordinated  to MorAmerica's repayment of all  obligations  owing to the SBA. Those  obligations  include the repayment of all outstanding SBA debentures and  MorAmerica's  agreement,  along with other SBA licensees,  to reimburse the SBA for any losses the SBA may incur in  connection  with the  settlement  of an  arbitration  proceeding  which  was concluded in late 2004  (collectively,  the  "Obligations").  MorAmerica expects that the proposed Subordination Agreement will provide that: (i) MorAmerica will not pay  InvestAmerica  incentive fees under the MorAmerica  Advisory  Agreement unless and until MorAmerica's  Obligations to the SBA are satisfied, and (ii) to the extent (A) incentive fees have been escrowed  under the MorAmerica  Advisory
Agreement because  MorAmerica's capital has been impaired as provided in Section
5.2(c)(ii)  of  the  MorAmerica  Advisory  Agreement,   and  (B)  MorAmerica  is
delinquent in repaying the SBA any amounts  respecting SBA  debentures,  the SBA may require  MorAmerica  to pay any so escrowed  funds to the SBA to satisfy any arrearage  respecting  SBA  debentures.  The  Subordination  Agreement will not, however,  affect: (i)  InvestAmerica's  ability to earn incentive fees under the
MorAmerica  Advisory  Agreement,  (ii) MorAmerica's  payment to InvestAmerica of management  fees under the  MorAmerica  Advisory  Agreement,  or (iii) any other terms of the MorAmerica Advisory Agreement. Upon receiving verbal assurance that the  SBA  has  approved  the  terms  of the  proposed  Subordination  Agreement,
MorAmerica has executed the  Subordination  Agreement and has sent it to the SBA for final approval and execution.

     Mr.  David  Schroder,  President  and  Secretary  of  the  Corporation  and
MorAmerica,   is  a  shareholder  of,  Director,   President  and  Secretary  of
InvestAmerica.  Mr. Robert A. Comey,  Executive Vice President,  Chief Financial
Officer,  Treasurer,  Chief  Compliance  Officer and Assistant  Secretary of the
Corporation  and  of  MorAmerica,  is a  Director  of  and  the  Executive  Vice
President,  Treasurer  and  Assistant  Secretary  of  InvestAmerica.  Mr.  Kevin
Mullane,  Senior  Vice  President  of  the  Corporation  and  MorAmerica,  is  a
shareholder  and  Director  of,  and the Senior  Vice  President  and  Assistant
Secretary of  InvestAmerica.  Mr. Michael H.  Reynoldson,  Vice President of the
Corporation and MorAmerica, is the Vice President of InvestAmerica.

Executive Officers of the Corporation

     As affiliated  persons of  InvestAmerica,  the officers of the  Corporation listed in the chart below are  "interested  persons," as that term is defined in
Section 2(a)(19) of the Investment Company Act, of the Corporation.  The address for all officers is 101 Second Street SE, Suite 800, Cedar Rapids, Iowa 52401.

     The  Corporation's  officers listed below also serve in similar  capacities with  MorAmerica and serve in various  capacities  with the following  companies which  are under  common  control  with or are  affiliated  with  InvestAmerica:
InvestAmerica  Venture Group, Inc. (provides  management and investment services to a private  investment  partnership,  the Iowa Venture  Capital  Fund,  L.P.);
InvestAmerica N.D. Management, Inc. (provides management and investment services to NDSBIC,  L.P., a Small Business  Investment Company ("SBIC"));  InvestAmerica
ND, L.L.C. (general partner of NDSBIC, L.P.); InvestAmerica L&C Management, Inc.
(provides  management and investment services to Lewis & Clark Private Equities,
L.P., an SBIC  ("Lewis"));  InvestAmerica  L&C, LLC (general  partner of Lewis);
InvestAmerica NW Management,  Inc. (provides  management and investment services
to  Invest  Northwest,   L.P.  ("NWLP")  (private  venture  capital  fund);  and
InvestAmerica NW, LLC (general partner of NWLP).

     As representatives  of InvestAmerica and its affiliates,  the Corporation's officers  listed  below also serve on the boards of  directors of several of the
Corporation's  portfolio  companies and the portfolio companies of other managed funds.

                              Term of                                                         Number of
                              Office                                                       Portfolios in
     Name       Position(s)    and                                                             Fund          Other
   and Age       Held with   Length of               Principal Occupation(s)                  Complex    Directorships
                    the        Time                   During Past 5 Years                  Overseen by      Held by
                Corporation   Served                                                        Officer (1)   Officer (2)

David R.        President     Since      Chief Compliance Officer and Treasurer of the           One           None
Schroder,       and           April,     Corporation, March, 2004-April, 2005; President,
62              Secretary     2005       Secretary and a Director of the Corporation,
                                         1994-2004.  Mr. Schroder also serves as
                                         President, Secretary and a Director of
                                         InvestAmerica. He received a B.S.F.S. from
                                         Georgetown University and an M.B.A. from the
                                         University of Wisconsin.

Robert A.       Chief         Since      Chief Financial Officer, Executive Vice                 One           None
Comey,          Financial     April,     President, Treasurer and a Director of the
59              Officer,      2005       Corporation, 1994-2004; Director of MorAmerica,
                Executive                1989-2004; Executive Vice President and
                Vice                     Assistant Secretary of MorAmerica, 1994-2004;
                President,               Treasurer of MorAmerica, 1994-April, 2005.  Mr.
                Chief                    Comey is the Executive Vice President,
                Compliance               Treasurer, Assistant Secretary and a Director of
                Officer,                 InvestAmerica. He received an A.B. in Economics
                Treasurer                from Brown University and an M.B.A. from Fordham
                and                      University.
                Assistant
                Secretary

Kevin F.        Senior Vice   Since      Vice President of the Corporation, 1994-1999;           One           None
Mullane,        President     April,     Vice President of MorAmerica, 1994-1998; Senior
50                            2005       Vice President of the Corporation, 2000-2004;
                                         Senior Vice President of MorAmerica, 1999-2004.
                                         Mr. Mullane is a Senior Vice President,
                                         Assistant Secretary and a Director of
                                         InvestAmerica. He received an M.B.A. and an M.S.
                                         in Business Administration, Emphasis in
                                         Accounting, from Rockhurst Jesuit University.

Michael H.      Vice          Since      Vice President of the Corporation, 2002-2004;           One           None
Reynoldson,     President     April,     Vice President of MorAmerica since 2002.  Mr.
40                            2005       Reynoldson is Vice President of InvestAmerica.
                                         He received an M.B.A. from the University of
                                         Iowa and a B.A. in Business Administration from
                                         Washington State University.

(1) As the Corporation  conducts all of its investments through MorAmerica,  the
Corporation  and  MorAmerica  are deemed one "fund."
(2) "Other Directorships" indicate other U.S. publicly-traded companies.

Advisory Board

     At its meeting on December 22, 2003, the Boards of Directors of the
Corporation and MorAmerica voted to create an Advisory Board to MorAmerica.
Initially, two former members of the Boards of Directors of the

                                       10

Corporation  and MorAmerica,  Henry T. Madden and John Wolfe,  were appointed to the MorAmerica  Advisory Board  commencing at the end of the 2004 Annual Meeting of Shareholders.  Pursuant to a written agreement, Mr. Madden and Mr. Wolfe have provided  consulting services as advisory directors for a two-year term based on their prior  experience as members of the Board of Directors with respect to the current  investment  portfolio.  The Boards of Directors of the  Corporation and
MorAmerica have since determined that the assistance of the Advisory Board is no longer  necessary,  and  therefore  the  Advisory  Board will not be utilized by
MorAmerica after the 2006 Annual Meeting.

Meetings and Committees of the Board of Directors

     The Audit Committee,  the Corporate  Governance/Nominating  Committee,  the
Investment  Committee and the Valuation  Committee  operated  during Fiscal Year
2005 to assist the Board of Directors in carrying out its duties.  During Fiscal
Year 2005, six meetings of the Board of Directors  were held. In addition,  five
meetings   of   the   Audit   Committee,   two   meetings   of   the   Corporate
Governance/Nominating  Committee,  two meetings of the Investment  Committee and three meetings of the Valuation  Committee were held. Except for Mr. Jiaravanon, each of the Directors who are nominated for election at the 2006 Annual  Meeting attended at least 75% of the  aggregate  meetings of the Board of Directors  and the  meetings  held by the  committees  of the Board of  Directors on which each
Director served during fiscal year 2005.

Audit Committee

     The  Audit  Committee  makes  recommendations  to the  Board  of  Directors regarding  the  engagement of the  independent  auditors for audit and non-audit services;  evaluates  the  independence  of the  auditors  and reviews  with the independent  auditors the fee, scope and timing of audit and non-audit services.
The Audit  Committee also is charged with  monitoring the  Corporation's  Policy
Against Insider Trading and Prohibited Transactions and its Code of Conduct. The
Audit  Committee has adopted a written  charter,  which was previously  provided with the Corporation's Proxy Statement for the 2004 Annual Meeting.

     The Audit Committee presently consists of Michael W. Dunn (Chair),  Paul M.
Bass, Jr. and Gordon J. Roth.  Each member of the Audit Committee is independent under NASDAQ listing standards.

Corporate Governance/Nominating Committee

     The Corporate Governance/Nominating Committee was appointed by the Board of
Directors to identify  and  recommend  approval of all  Director  nominees to be voted on at the Annual Shareholders' Meetings, to recommend corporate governance guidelines  for the  Corporation,  to lead the Board of  Directors in its annual review of the Board's  performance,  and to  recommend to the Board of Directors nominees  for each  committee of the Board.  On December 22, 2003,  the Board of
Directors approved the Corporate  Governance/Nominating Committee Charter, which was  previously  provided with the  Corporation's  Proxy  Statement for the 2004
Annual Meeting.

     The  Corporate  Governance/Nominating  Committee  may seek input from other
Directors or senior  management  in  identifying  candidates.  Shareholders  may propose  nominees  for  Director by following  the  procedures  set forth in the section of this Proxy Statement entitled "SHAREHOLDER  PROPOSALS FOR 2007 ANNUAL
MEETING."

     The qualifications  used in evaluating  Director candidates include but are not limited to: independence,  time commitments,  attendance, business judgment, management,  accounting, finance, industry and technology knowledge, as well as, personal and  professional  ethics,  integrity and values.  In addition,  as set forth in its Charter,  the Corporate  Governance/Nominating  Committee  believes that  having  directors  with  relevant  experience  in business  and  industry, government, finance and other areas is beneficial to the Board of Directors as a
whole.  The  Corporate   Governance/Nominating  Committee  further  reviews  the
qualifications of any candidate in the context of the current composition of the
Board of Directors and the needs of the  Corporation.  The same  identifying and

                                       11

evaluating  procedures  apply to all  candidates  for director  nomination.  The
Corporate  Governance/Nominating  Committee has approved all of the nominees for
Director identified above.

     The Corporate Governance/Nominating Committee also oversees the formulation of, and  recommends  for adoption to the Board of Directors,  a set of corporate
governance  guidelines.  The  Corporate   Governance/Nominating  Committee  also
periodically reviews and reassesses the corporate  governance  guidelines of the
Corporation  and  recommends  appropriate  changes to the Board of Directors for
approval.  The  Corporate   Governance/Nominating  Committee  also  reviews  and
approves  annually  the  Corporation's  compensation  program for service on the
Board of Directors or any of its committees.

     The Corporate Governance/Nominating Committee presently consists of Paul M.
Bass,  Jr.  (Chair),   and  Jasja  Kotterman.   All  members  of  the  Corporate
Governance/Nominating Committee are independent under NASDAQ listing standards.

Investment Committee

     The Investment Committee assists the full Board of Directors with oversight of the Corporation's  investment  portfolio and evaluates any proposed revisions to the Corporation's  investment policy.  The Investment  Committee also assures compliance  with  the  Corporation's  policies  regarding  investments  made  in
participation   with  other  funds  managed  by  InvestAmerica,   with  entities
controlling,  controlled by or under common control with InvestAmerica, and with other  affiliates.  The voting  members of the  Investment  Committee  presently include Michael W. Dunn, Gordon J. Roth, and Jasja Kotterman. All voting members are independent under NASDAQ listing standards. The nonvoting ex officio members are Benjamin Jiaravanon and Geoffrey T. Woolley.

Valuation Committee

     Since the end of Fiscal Year 2003,  the Board of Directors  has appointed a
Valuation  Committee  to  assist  the  Board of  Directors  with  its  quarterly portfolio valuations.  The Valuation Committee meets with the portfolio managers to review the portfolio  managers' proposed  valuations of all investments.  The
Valuation  Committee then recommends  proposed valuations to the full Board, and selects  investments  for  review  by the full  Board  which  have had  material developments or are otherwise determined  appropriate for individual review. The full Board of Directors  then reviews the report of the  Valuation  Committee as well as all portfolio  investments  recommended  for review at the meeting.  The full Board of Directors also receives and reviews the complete  valuation report and recommendations on every investment and may ask for a detailed review of any investment.  The Board of Directors then approves the valuation of all portfolio investments,  with any changes  approved at the meeting.  Current members of the
Valuation Committee are Jasja Kotterman and Martin Walton.

Audit Committee Report

     The Audit  Committee  of the Board of  Directors  of the  Corporation  (the
"Audit  Committee") is composed of three  directors and operates under a written charter originally adopted by the Board of Directors and annually updated by the
Audit Committee.  The current charter of the Audit Committee was attached to the
Proxy Statement for the 2004 Annual Shareholders Meeting. The current members of the Audit Committee are Michael W. Dunn (Chair), Paul M. Bass, Jr. and Gordon J.
Roth.  Under the terms of the charter and the  listing  standards  of The NASDAQ
Stock Market,  Inc.,  all of the Audit  Committee  members are  considered to be independent.

     Management is responsible for the  Corporation's  internal controls and the financial  reporting  process.  The independent  accountants are responsible for performing an  independent  audit of the  Corporation's  consolidated  financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this regard,  the Audit Committee has reviewed and discussed the audited financial  statements for Fiscal Year 2005 with  management and discussed  other matters  related  to  the  audit  with  the  independent  auditors.

                                       12

Management   represented  to  the  Audit   Committee   that  the   Corporation's
consolidated  financial  statements  were prepared in accordance with accounting principles  generally  accepted  in the  United  States  of  America.  The Audit
Committee  met with  the  independent  auditors,  with  and  without  management present,  and discussed with the  independent  auditors  matters  required to be discussed by Statement on Auditing  Standards No. 61  (Communication  with Audit
Committees).  The independent  auditors also provided to the Audit Committee the written  disclosures  and the letter  required by  Independence  Standards Board
Standard No. 1 (Independence  Discussions with Audit Committees),  and the Audit
Committee discussed with the independent auditors the firm's independence.

     The  Corporation  paid KPMG LLP  ("KPMG"),  the  Corporation's  independent auditors for fiscal year 2005, the following amounts during fiscal year 2005:

       Audit Fees (including quarterly reviews, security counts,
       and audit of Form 468):                                        $   64,400
       Audit-related services                                         $      -0-
       Financial Information Systems Design and Implementation:
           Non-Audit Fees:
             Preparation of federal and state income tax returns      $   13,500
             Other tax research, consultation, correspondence and
             advice                                                   $      -0-

     The  Audit  Committee  has  considered  whether  KPMG  has  maintained  its independence during Fiscal Year 2005.

     Based  upon the  Audit  Committee's  discussions  with  management  and the independent  auditors,  and the Audit Committee's  review of  representations of management and the report of the  independent  auditors to the Audit  Committee, the  Audit  Committee  recommended  that the  Corporation's  Board of  Directors include the  audited  consolidated  financial  statements  in the  Corporation's
Annual Report on Form 10-K for the year ended September 30, 2005, filed with the
SEC.

                                  AUDIT COMMITTEE:
                                  Michael W. Dunn, Chair
                                  Paul M. Bass, Jr.
                                  Gordon J. Roth

Independent Auditor Fees and Services

     The following table presents fees paid for professional  services  rendered by KPMG for the Fiscal Year 2005 and the fiscal year ending  September  30, 2004
("Fiscal Year 2004"):

     Fee Category         Fiscal Year 2005 Fees        Fiscal Year 2004 Fees
---------------------   -------------------------    -------------------------

Audit Fees                       $64,400                     $58,250

Audit-Related Fees                 -0-                       $11,175

Tax Fees                         $13,500                     $24,900

All Other Fees                     -0-                         -0-
                        -------------------------    -------------------------

Total Fees                       $77,900                     $94,325

     Audit Fees were for  professional  services  rendered  for the audit of the
Corporation's  consolidated  financial  statements  and  review  of the  interim consolidated  financial  statements  included in quarterly  reports and services that

                                       13

are  normally  provided by KPMG in  connection  with  statutory  and  regulatory filings or engagements and include quarterly reviews,  security counts and audit of SBA Form 468.

     Audit-Related  Fees  were  for  assurance  and  related  services  that are
reasonably   related  to  the   performance  of  the  audit  or  review  of  the
Corporation's  consolidated  financial  statements  and are not  reported  under
"Audit Fees." These services include accounting consultations in connection with
acquisitions,   consultations  concerning  financial  accounting  and  reporting standards.

     Tax  Fees  were  for   professional   services  for   federal,   state  and
international   tax  compliance,   tax  advice  and  tax  planning  and  include
preparation  of federal and state  income tax returns,  and other tax  research, consultation, correspondence and advice.

     All Other Fees are for services other than the services reported above. The
Corporation  did not pay any fees for such other services in Fiscal Year 2004 or
Fiscal Year 2003.

     The Audit  Committee has concluded the provision of the non-audit  services listed above is compatible with maintaining the independence of KPMG.

Policy  on Audit  Committee  Pre-Approval  of Audit  and  Permissible  Non-Audit
Services of Independent Auditors

     The  Audit  Committee  pre-approves  all audit  and  permissible  non-audit services provided by the independent auditors.  These services may include audit services,  audit-related services, tax services and other services. Pre-approval is generally  provided for up to one year and any pre-approval is detailed as to the  particular  service or category of services and is  generally  subject to a specific  budget.  The  independent  auditors  and  management  are  required to periodically  report to the Audit  Committee  regarding  the extent of  services provided by the independent  auditors in accordance with this pre-approval,  and the fees for the  services  performed  to date.  The  Audit  Committee  may also pre-approve particular services on a case-by-case basis.

Compensation of Directors and Executive Officers

Compensation of Directors

     Pursuant to the Board of  Directors  Resolution  dated  February  24, 2004,
Directors  of the  Corporation  and of  MorAmerica  who  are  also  officers  or directors of any investment  advisor of either the  Corporation or of MorAmerica receive  no  compensation  for  serving  on  the  Boards  of  Directors  of  the
Corporation  and of  MorAmerica,  except  that this policy does not apply to the
Chairman of the Board.  The Chairman of the Board receives an annual retainer of
$21,600,  and all other outside  Directors receive an annual retainer of $7,200.
The Chairman of the Board and all other outside  Directors  also receive  $1,000 for each Board of Directors  meeting  attended  (whether  such  attendance is in person or by telephone) if the meeting is scheduled as an in-person  meeting and
$250 for each Board of Directors meeting attended by telephone if the meeting is scheduled to be held by teleconference.  In addition,  the Chairman of the Board and all  other  Directors  receive  $250 for  each  committee  meeting  attended
(whether such attendance is in person or by telephone) if the committee  meeting is  scheduled  as an  in-person  meeting  and $100 for  each  committee  meeting attended by telephone  if the meeting is scheduled to be held by  teleconference
The Directors do not receive  separate  compensation for serving on the Board of
Directors of MorAmerica. The Corporation also reimburses all reasonable expenses of the Directors  and the Chairman of the Board in attending  Board of Directors and  committee  meetings.  Directors'  meetings are normally held on a quarterly basis, with additional meetings held as needed on an interim basis.

Summary Compensation Table

     The following  table sets forth  certain  details of  compensation  paid to
Directors  during Fiscal Year 2005,  which includes  compensation for serving on the Boards of  Directors of the  Corporation  and  MorAmerica  Capital

                                       14

(the only wholly  owned  subsidiary  of the  Corporation).  For  purposes of the following  table,  the Fund Complex (as that term is defined in Item 22(a)(1)(v)
of Reg. ss.240.14a-101)  consists solely of the Corporation and MorAmerica.  The
Corporation   presently  maintains  no  pension  or  retirement  plans  for  its
Directors.

                                                  Aggregate Compensation
            Name and Position              From Corporation and Fund Complex(1)

Geoffrey T. Woolley                                      $21,600
Chairman of the Board

Paul M. Bass, Jr., Director(2)                           $12,750

David R. Schroder,                                         -0-
President and Secretary

Kent I. Madsen(3)                                          -0-

Benjamin Jiaravanon, Director                              -0-

Jasja De Smedt Kotterman, Director                       $11,600

Shane V. Robison(4)                                       $4,950

Martin Walton, Director(5)                               $10,900

Michael W. Dunn, Director                                $12,400

Gordon J. Roth                                           $11,150

------------------------------------

     (1)  Consists  only of  directors'  fees and does  not  include  reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.

     (2) Mr. Bass is not seeking re-election at the 2006 Annual Meeting.

     (3) Mr. Madsen resigned from the Board of Directors on May 24, 2005.

     (4) Mr. Robison did not stand for re-election at the 2005 Annual Meeting.

     (5) Mr.  Walton is not  seeking  re-election  at the 2006  Annual  Meeting.

Compensation of Executive Officers

     The Corporation  has no employees and does not pay any  compensation to any of its  officers.  All of the  Corporation's  officers and staff are employed by
InvestAmerica   Investment  Advisors,   Inc.,  which  pays  all  of  their  cash
compensation.

Performance Graph

     The  following  graph  compares  the  semi-annual   percentage   change  in
cumulative  stockholder  return on the  Common  Stock of the  Corporation  since
September 30, 2000, with the cumulative total return over the same period of (i)
the  NASDAQ  Stock  Market  Total  Return  Index  (U.S.  Companies),   (ii)  the
Corporation's  former peer group selected in good faith by the Corporation which was composed of the following nine business development companies or other funds
known  by  the  Corporation  to  have  similar  investment   objectives  to  the
Corporation: Allied Capital Corporation (ALD), American Capital Strategies, Ltd.
(ACAS),  Brantley Capital  Corporation  (BBDC),  Capital  Southwest Corp (CSWC),
Equus II Inc.  (EQS),  Harris & Harris  Group,  Inc.  (TINY),  Rand Capital Corp
(RAND),  Waterside Capital  Corporation  (WSCC) and Winfield Capital Corp (WCAP)
(the "Former Peer Group"),

                                       15

and  (iii)  the  Corporation's  new peer  group  selected  in good  faith by the
Corporation composed of the following eleven business  development  companies or other funds known by the  Corporation to have similar  investment  objectives to the Corporation:  Ares Capital Corporation (ARCC),  Brantley Capital Corporation
(BBDC), Capital Southwest Corp (CSWC), Equus II Inc. (EQS), Gladstone Investment
Corporation  (GAIN),  Harris & Harris Group, Inc. (TINY), MVC Capital (MVC), NGP
Capital  Resources  Company  (NGPC),  (Rand  Capital Corp  (RAND),  and Winfield
Capital Corp (WCAP) (the "New Peer Group").

     The Corporation  periodically reviews the composition of the peer group. In reviewing the peer group in recent months,  the  Corporation  noted that the two members  of the Former  Peer  Group  which  have been  removed,  Allied  Capital
Corporation (ALD), American Capital Strategies,  Ltd. (ACAS), are so much larger than the Corporation and currently have such a different  investment  focus that they  should  no  longer  be  included  in the  peer  group.  In  addition,  the
Corporation   determined  that  there  are  a  number  of  additional   business
development  companies with  sufficient  similarities  to the  Corporation  that should be included in the peer group.  The additions to the peer group are: Ares
Capital Corporation (ARCC), Gladstone Investment Corporation (GAIN), MVC Capital
(MVC) and NGP Capital Resources Company (NGPC).

     In the graph, the comparison  assumes $100 was invested on October 1, 2000, in shares of the  Corporation's  Common  Stock and in each of the  indices.  The comparison  is based  upon the  closing  market  bid  price  for  shares  of the
Corporation's  Common Stock, and assumes the  reinvestment of all dividends,  if any.  The  returns  of each of the  companies  in the Peer  Group  are  weighted according  to  the  respective  company's  stock  market  capitalization  at the beginning of each period for which a return is indicated.

                                       16

                  SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

     Under the rules of the SEC, any  shareholder  proposal to be  considered by the  Corporation  for  inclusion in the proxy  material for the  February,  2007
Annual  Meeting  of  shareholders  must  be  received  by the  Secretary  of the
Corporation,  101 Second Street,  S.E., Suite 800, Cedar Rapids,  Iowa 52401, no
later than  September 26, 2006.  The submission of a proposal does not guarantee its  inclusion in the proxy  statement  or  presentation  at the annual  meeting unless certain securities laws requirements are met.

     In  addition,   under  the  Corporation's   Amended  and  Restated  Bylaws,
shareholders  desiring to  nominate  persons for  election  as  Directors  or to propose other  business for  consideration  at an annual meeting must notify the
Secretary of the  Corporation in writing not less than 60 days, nor more than 90 days,  prior  to the  date on which  the  Corporation  first  mailed  its  proxy materials  for  the  prior  year's  annual  meeting.  Accordingly,  shareholders desiring to submit a proposal for  consideration  at the 2007 Annual  Meeting of shareholders  must give written  notice of the proposal to the  Secretary of the
Corporation  not earlier than October 26, 2006,  and not later than November 25,
2006. The Corporation's  proxies will have discretionary  authority to vote with respect to any  shareholder  proposal that may be presented at an annual meeting which does not comply with these notice requirements. Shareholders' notices must contain the  specific  information  set forth in the  Corporation's  Amended and
Restated Bylaws. A copy of the Corporation's Amended and Restated Bylaws will be furnished to  shareholders  without charge upon written request to the Secretary of the Corporation.

                            SHAREHOLDER COMMUNICATION

     Any  shareholder  wishing  to  communicate  with  any of the  Corporation's
Directors   regarding   matters   related  to  the   Corporation   may   provide
correspondence to the Director in care of Secretary, MACC Private Equities Inc.,
101 Second Street S.E.,  Suite 800,  Cedar Rapids IA 52401.  The Chairman of the
Corporate   Governance/Nominating   Committee  will  review  and  determine  the
appropriate  response  to  questions  from  shareholders,  including  whether to forward  communications to individual Directors.  The independent members of the
Board of Directors review and approve the  shareholder's  communication  process periodically to ensure effective communication with the shareholders.

     The  Corporation  strongly  encourages  its  Directors to attend all annual meetings,  and all Directors  attended the Corporation's  2005 Annual Meeting of shareholders.

                       EXPENSES OF SOLICITATION OF PROXIES

     In addition to the use of the mails,  proxies may be  solicited by personal interview  and  telephone  by  directors,  officers  and other  employees of the
Corporation, who will not receive additional compensation for such services. The
Corporation has employed Mellon Investor Services,  LLC ("Mellon") to aid in the
solicitation  of  proxies  at an  estimated  fee of  $5,000.  The  Corporation's agreement with Mellon to solicit  proxies  generally  provides that Mellon will:
(i)  assist  the   Corporation  in  its  planning  and   organization  of  proxy
solicitation  matters,  (ii) establish  communications  with banks,  brokers and other  parties for purposes of the  solicitation,  (iii)  disseminate  all proxy materials  in a timely  manner,  (iv) solicit and collect  proxies  according to
Mellon's calling and reporting procedures.

     The Corporation will also request  brokerage houses,  nominees,  custodians and  fiduciaries to forward  soliciting  materials to the  beneficial  owners of stock held of record by them and will  reimburse  such  persons  for  forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                       17

                                PERIODIC REPORTS

     The Corporation's  financial  statements and related financial  information required by Item 13(a) of Schedule 14A are incorporated herein by this reference to the  Corporation's  Annual Report to  Shareholders  for its fiscal year ended
September 30, 2005 (the "Annual  Report").  The Annual Report  accompanies  this proxy  statement,  but is not  deemed a part of the proxy  soliciting  material, except  to the  extent  that  portions  thereof  have been  incorporated  herein pursuant to the preceding sentence.

     A copy of the  Fiscal  Year  2005 Form  10-K  report to the SEC,  excluding exhibits,  will be mailed to shareholders without charge upon written request to
Secretary, MACC Private Equities Inc., 101 Second Street, S.E., Suite 800, Cedar
Rapids, Iowa 52401 or by calling (319) 363-8249.  Such requests must set forth a good  faith  representation  that the  requesting  party was  either a holder of record or a beneficial  owner of Common Stock of the Corporation on December 30,
2005.  Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees.

     Please date, sign and return the proxy at your earliest  convenience in the enclosed  envelope.  No postage is required for mailing in the United States.  A prompt return of your proxy will be  appreciated  as it will save the expense of further mailings and telephone solicitations.
By Order of the Board of Directors

David R. Schroder Secretary

Cedar Rapids, Iowa
January 23, 2006

                                       18

                           MACC Private Equities Inc.
               Proxy Solicited on Behalf of the Board of Directors
                       for Annual Meeting of Shareholders
                                February 28, 2006

     The undersigned hereby appoints Geoffrey T. Woolley,  David R. Schroder and
Robert A. Comey and each of them,  with full power of  substitution,  and hereby authorizes  them to represent the  undersigned  and to vote all of the shares of
Common Stock of MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the  undersigned on January 13, 2006, at the Annual Meeting of  Shareholders  of
the Corporation to be held on February 28, 2006 and any adjournment(s) thereof.

     The  proxy  when  properly  executed  will  be  voted  as  directed  by the undersigned shareholder. If directors are not indicated, the proxy will be voted to elect the nominees described in item 1 and for the proposal described in item
2. The  proxies,  in their  discretion,  are further  authorized  to vote (a) on matters  which the Board of  Directors  did not know would be  presented  at the
Annual Meeting within the time period specified in the Corporation's Amended and
Restated  Bylaws;  and (b) on other  matters  which may properly come before the
Annual Meeting and any adjournments or postponements thereof.

                  (continued, and to be signed on reverse side)

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-   Address Change/Comments (Mark the corresponding box on the reverse side)   -
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                                                                Please
                                                                Mark Here
                                                                for Address  |_|
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

                                                     FOR      WITHHOLD Authority
                                                all nominees   for all nominees

1.  To elect five Directors to serve until
the 2007 Annual Meeting of Shareholders or           |_|             |_|
until their respective successors shall be
elected and qualified;

Director Nominees:
01 Michael W. Dunn
02 Benjamin Jiaravanon
03 Jasja Kotterman
04 Gordon J. Roth
05 Geoffrey T. Woolley

                                                      FOR    AGAINST    ABSTAIN

2. To ratify the appointment of KPMG LLP as           |_|      |_|        |_|
independent auditors; and

3. To transact such other business that may properly come before the meeting and any adjournment thereof.

(INSTRUCTIONS: To withhold authority for any individual
nominee, write that nominee's name on the space provided
below.)

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PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

Signature____________________  Signature____________________  Date______________

Please sign your name  exactly as it appears  hereon.  If signing  for  estates, trusts,  corporations or  partnerships,  title or capacity should be stated.  If shares are held jointly, each holder should sign.